                                                                      EXHIBIT 21


                            TENNECO AUTOMOTIVE INC.

                           SUBSIDIARIES AND AFFILIATES


TENNECO AUTOMOTIVE INC. (DELAWARE)
Tenneco Automotive Operating Company Inc. ...................................  100%
  Beijing Monroe Automobile Shock Absorber Company Ltd. (Peoples
    Republic of China) .....................................................    51
    (Tenneco Automotive Operating Company Inc. owns 51%; and Beijing
    Automotive Industry Corporation, an unaffiliated company, owns 49%)
  Dalian Walker-Gillet Muffler Co. Ltd. (Peoples Republic of China) ........    55
    (Tenneco Automotive Operating Company Inc. owns 55%; and
    non-affiliates own 45%)
  McPherson Strut Company Inc. (Delaware) ..................................   100
  Precision Modular Assembly Corp. (Delaware) ..............................   100
  Shanghai Walker Exhaust Company, Ltd. (Peoples Republic of China) ........    55
    (Tenneco Automotive Operating Company Inc. owns 55%; and Shanghai
    Tractor and Internal Combustion Engine Company, Ltd., an
    unaffiliated company, owns 45%)
  Tenneco Asheville Inc. (Delaware) ........................................   100
  Tenneco Asia Inc. (Delaware) .............................................   100
  Tenneco Automotive Foreign Sales Corporation Limited (Jamaica) ...........   100
  Tenneco Automotive Japan Ltd. (Japan) ....................................   100
  Tenneco Automotive Nederlands BV. (Netherlands) ..........................   100
  Tenneco Automotive RSA Company (Delaware) ................................   100
  Tenneco Automotive Trading Company (Delaware) ............................   100
  Tenneco Brake, Inc. (Delaware) ...........................................   100
  Tenneco Europe Limited (Delaware) ........................................   100
    Wimetal S.A. (France) ..................................................    <1
      (Tenneco Europe Limited owns 1 share; Walker Limited owns 1 share; Walker France S.A. owns 99% and each of David Zerhusen,
      Howard van Schoyck, Daniel Barth, Daniel Bellanger, Herman
      Weltens and Theo Bonneu, affiliated persons, owns 1 share)
  Tenneco International Finance Limited (United Kingdom) ...................   100
  Tenneco International Holding Corp. (Delaware) ...........................   100
    Monroe Australia Pty. Limited (Australia) ..............................   100
      Monroe Springs (Australia) Pty. Ltd. (Australia) .....................   100
      Monroe Superannuation Pty. Ltd. (Australia) ..........................   100
      Walker Australia Pty. Limited (Australia) ............................   100
    Tenneco Automotive Europe N.V. (Belgium) ...............................   100
      Monroe Amortisor Imalat Ve Ticaret A.S. (Turkey) .....................    99.85
        (Tenneco Automotive Europe N.V. owns 99.85%; and various
        unaffiliated individual stockholders own 0.15%)
      Monroe Packaging N.V. (Belgium) ......................................    99.9
        (Tenneco Automotive Europe N.V. owns 99.9%; and Tenneco
        Automotive France S.A. owns 0.1%)
      Tenneco Automotive Europe Coordination Center N.V. (Belgium) .........    99.9
       (Tenneco Automotive Europe N.V. owns 99.9%; and Tenneco
        Automotive France S.A. owns 0.1%)

                             TENNECO AUTOMOTIVE INC.
                           SUBSIDIARIES AND AFFILIATES


Subsidiaries of Tenneco Automotive Inc. (Delaware)
  Subsidiaries of Tenneco Automotive Operating Company Inc. (Delaware)
    Subsidiaries of Tenneco International Holding Corp. (Delaware)
  Tenneco Automotive Italia Srl. (Italy) .........................................    85   %
    (Tenneco International Holding Corp. owns 85%; and Tenneco
    Automotive France, S.A. owns 15%)
  Tenneco Automotive Polska Sp. z.O.O. (Poland) ..................................     1
    (Tenneco International Holding Corp. owns 1%; and Tenneco Global Holdings
    Inc. owns 99%)
  Tenneco Romania Srl (Romania)  .................................................     0.14
    (Tenneco International Holding Corp. owns 0.14%; and Tenneco Global
     Holdings Inc. owns 99.86%)
  Tenneco Automotive Sverige A.B. (Sweden) .......................................   100
  Tenneco Canada Inc. (Ontario) ..................................................   100
  Tenneco Global Holdings Inc. (Delaware) ........................................   100
    Fric-Rot S.A.I.C. (Argentina) ................................................    55
      (Tenneco Global Holdings Inc. owns 55%; Maco Inversiones S.A ...............
      owns 44.85%; and unaffiliated parties own .15%)
    Maco Inversiones S.A. (Argentina) ............................................   100
      Fric-Rot S.A.I.C. (Argentina) ..............................................    44.85
        (Maco Inversiones S.A. owns 44.85%; Tenneco Global Holdings
        Inc. owns 55%; and unaffiliated parties own .15%)
    Monroe Springs (New Zealand) Pty. Ltd. (New Zealand) .........................   100
    Monroe Czechia s.r.o. (Czech Republic) .......................................   100
    Tenneco Automotive Iberica, S.A. (Spain) .....................................   100
    Tenneco Automotive Polska Sp. z.O.O. (Poland) ................................    99
      (Tenneco Global Holding's Inc. owns 99%; and Tenneco International
      Holding Corp. owns 1%)
    Tenneco Romania Srl (Romania) ................................................    99.86
      (Tenneco Global Holdings Inc. owns 99.86%; and Tenneco International
      Holding Corp. owns 0.14%)
    Tenneco Mauritius Limited (Mauritius) ........................................   100
      Hydraulics Limited (India) .................................................    51
        (Tenneco Mauritius Limited owns 51% and Bangalore Union
        Services Limited, an unaffiliated company, owns 49%) Renowned
        Automotive Products Manufacturers Ltd. (India) ...........................    83
        (Hydraulics Limited owns 83%; and non-affiliates own 17%)
      Tenneco Automotive India Private Limited (India) ...........................   100
        Walker Exhaust India Private Limited (India) .............................  <100
          (Tenneco Automotive India Private Limited owns less than
          100%; and an unaffiliated party owns the balance)
  Tenneco Holdings Danmark A/S (Denmark) .........................................   100
    Gillet Exhaust Technologie (Proprietary) Limited (South Africa) ..............   100
    Gillet Lazne Belohrad, s.r.o. (Czech Republic) ...............................   100

                             TENNECO AUTOMOTIVE INC.

                           SUBSIDIARIES AND AFFILIATES


SUBSIDIARIES OF TENNECO AUTOMOTIVE INC. (DELAWARE)
  SUBSIDIARIES OF TENNECO AUTOMOTIVE OPERATING COMPANY INC. (DELAWARE)
    SUBSIDIARIES OF TENNECO INTERNATIONAL HOLDING CORP. (DELAWARE)
      SUBSIDIARIES OF TENNECO HOLDINGS DANMARK A/S (DENMARK)
        Kinetic Ltd. (Australia).............................................  >99  %
          (Tenneco Holdings Danmark A/S owns 99%+; and unaffiliated
          entities own less than 1%) ........................................   51
        Tenneco Automotive Holdings South Africa Pty. Ltd. (South Africa)
          (Tenneco Holdings Danmark A/S owns 51%; and an unaffiliated party owns 49%)
          Armstrong Hydraulics South Africa (Pty.) Ltd. (South Africa) ......  100
          Armstrong Properties (Pty.) Ltd. (South Africa) ...................  100
          Monroe Manufacturing (Pty.) Ltd. (South Africa) ...................  100
          Smiths Industrial (SWA) (Pty.) Ltd. (South Africa) ................  100
        Tenneco Automotive Port Elizabeth (Proprietary) Limited
          (South Africa) ....................................................  100
        Tenneco Automotive Portugal-Componentes para Automovel, S.A.
          (Portugal) ........................................................  100
        Walker Danmark A/S (Denmark) ........................................  100
      Tenneco Automotive France S.A. (France) ...............................  100
        (Tenneco International Holding Corp. owns 470,371 shares; Daniel
        Bellanger owns 16 shares; Robert Bellanger owns 8 shares; and each of Walker Europe, Inc., Alain Bellanger, Theodore Bonneu, Roy
        Kolotylo and David Zerhusen owns 1 share)
        Gillet Tubes Technologies G.T.T. (France) .......... ................  100
        Monroe Packaging N.V. (Belgium) .....................................    0.1
          (Tenneco Automotive Europe N.V. owns 99.9%; and Tenneco
          Automotive France S.A. owns 0.1%)
        Tenneco Automotive Europe Coordination Center N.V. (Belgium) ........    0.1
          (Tenneco Automotive Europe N.V. owns 99.9%; and Tenneco
          Automotive France S.A owns 0.1%)
        Tenneco Automotive Italia S.r.l. (Italy) . ..........................   15
          (Tenneco International Holding Corp. owns 85%; and Tenneco
          Automotive France S.A. owns 15%)
        Walker France Constructeurs S.A.R.L. (France) .......................  100
        Wimetal S.A. (France) ...............................................   99
          (Tenneco Automotive France S.A. owns 99%; Tenneco Europe
          Limited owns 1 share, Walker Limited owns 1 share; and each of David Zerhusen, Howard van Schoyck, Daniel Barth, Daniel
          Bellanger, Herman Weltens and Theo Bonneu, affiliated persons, owns 1 share)
    The Pullman Company (Delaware) ........................................... 100
      Autopartes Walker S.A. de C.V. (Mexico) ................................ 100
        Consorcio Terranova S.A. de C.V. (Mexico) ............................  99.99
          (Autopartes Walker S.A. de C.V, owns 99.99%; and Josan
          Latinamericana S.A. de C.V., an unaffiliated company, owns 0.01%)

                             TENNECO AUTOMOTIVE INC.
                           SUBSIDIARIES AND AFFILIATES


SUBSIDIARIES OF TENNECO AUTOMOTIVE INC. (DELAWARE)
  SUBSIDIARIES OF TENNECO AUTOMOTIVE OPERATING COMPANY INC. (DELAWARE)
    SUBSIDIARIES OF THE PULLMAN COMPANY (DELAWARE)
      SUBSIDIARIES OF AUTOPARTES WALKER S.A. DE C. V. (MEXICO)
        Monroe-Mexico S.A. de C.V. (Mexico) ..........................................   100%
          Tenneco Automotive Servicios de Mexico, S.A. de C.V. (Mexico) ..............     0.01
            (Monroe-Mexico, S.A. de C.V. owns 1 share; and Proveedora
            Walker S. de R.L. de C.V, owns 49,999 shares)
        Proveedora Walker S. de R.L. de C.V. (Mexico) ................................    99.99
          (Autopartes Walker S.A. de C.V. owns 99.99%; and Pullmex S. de
          R.L. de C.V. owns .01%)
          Pullmex S. de R.L. de C.V. (Mexico) ........................................     0.01
            (Proveedora Walker S. de R.L. de C.V. owns 0.01% and
             Autopartes Walker S.A. de C.V. owns 99.99%)
          Tenneco Automotive Servicios de Mexico, S.A. de C.V. (Mexico) ..............    99.99
            (Proveedora Walker S. de R.L. de C.V. owns 49,999 shares, and
            Monroe-Mexico, S.A. de C.V. owns 1 share)
        Pullmex S. de R.L. de C.V. (Mexico) ..........................................    99.99
          (Autopartes Walker S.A. de C.V. owns 99.9%; and Proveedora
          Walker S. de R.L. de C.V. owns 0.1%)
          Proveedora Walker S. de R.L. de C.V. (Mexico) ..............................     0.01
            (Pullmex S. de R.L. de C.V. owns 0.01%; and Autopartes
            Walker S.A. de C.V. owns 99.99%)
      Clevite Industries Inc. (Delaware) .............................................   100
      Peabody International Corporation (Delaware) ...................................   100
        Barasset Corporation (Ohio) ....... ..........................................   100
        Peabody Galion Corporation (Delaware) ........................................   100
        Peabody Gordon-Piatt, Inc. (Delaware) ........................................   100
        Peabody N.E., Inc. (Delaware) ................................................   100
        Peabody World Trade Corporation (Delaware) ...................................   100
        Peabody-Myers Corporation (Illinois) ............ ............................   100
        Pullman Canada Ltd. (Canada) ....... .........................................    61
          (Peabody International Corporation owns 61%; and The Pullman
          Company owns 39%)
      Pullman Canada Ltd. (Canada) ...................................................    39
        (The Pullman Company owns 39%; and Peabody International
        Corporation owns 61%)
      Pullman Standard Inc. (Delaware) ...............................................   100
      Tenneco Brazil Ltda. (Brazil) ..................................................   100
        Tenneco Automotive Brasil Ltda. (Brazil) .....................................   100
    Thompson and Stammers Dunmow (Number 6) Limited (United Kingdom) .................   100
    Thompson and Stammers Dunmow (Number 7) Limited (United Kingdom) .................   100
    TMC Texas Inc. (Delaware) ........................................................   100
    Walker Electronic Silencing Inc. (Delaware) ......................................   100
    Walker Europe, Inc. (Delaware) ...................................................   100

                             TENNECO AUTOMOTIVE INC.

                           SUBSIDIARIES AND AFFILIATES

Subsidiaries of Tenneco Automotive Inc. (Delaware)
  Subsidiaries of Tenneco Automotive Operating Company Inc. (Delaware)
    Subsidiaries of Walker Europe, Inc, (Delaware)
      Tenneco Automotive France S.A. (France) ........................................     <1   %
        (Tenneco International Holding Corp. owns 470,371 shares; Daniel
        Bellenger owns 16 shares; Robert Bellanger owns 8 shares; and
        each of Walker Europe, Inc., Alain Bellanger, Theodore Bonneu, Roy
        Kolotylo and David Zerhusen owns 1 share)
    Walker Limited (United Kingdom) ..................................................    100
      Gillet Torsmaskiner UK Limited (United Kingdom) ................................     50
        (Walker Limited owns 100 A Ordinary Shares, 50% of total equity; and
        AB Torsmaskiner, an unaffiliated company, owns 100 B Ordinary Shares,
        50% of total equity)
        Exhaust Systems Technology Limited (United Kingdom) ..........................     99.99
          (Gillet Torsmaskiner UK Limited owns 99.99%; and Heinrich
          Gillet GmbH & Co. owns .01%)
      Tenneco Automotive UK Limited (United Kingdom) .................................    100
        Gillet Exhaust Manufacturing Limited (United Kingdom) ........................    100
        Gillet Pressings Cardiff Limited (United Kingdom) ............................    100
        Walker (UK) Limited (United Kingdom) .........................................    100
          J.W. Hartley (Motor Trade) Limited (United Kingdom) ........................    100
          Tenneco - Walker (U.K.) Ltd. (United Kingdom) ..............................    100
      Tenneco Management (Europe) Limited (United Kingdom) ...........................    100
      Wimetal S. A. (France) .........................................................     <1
        (Walker Limited owns 1 share; Tenneco Europe Limited owns 1 share;
        Tenneco Automotive France S.A. owns 99%; and each of David Zerhusen,
        Howard van Schoyck, Daniel Barth, Daniel Bellanger, Herman Weltens
        and Theo Bonneu, affiliated persons, owns 1 share)
    Walker Manufacturing Company (Delaware) ..........................................    100
      Ced's Inc. (Illinois) ..........................................................    100
    Walker Norge A/S (Norway) ........................................................    100
  Tenneco Deutschland Holdinggesellschaft mbH (Germany) ..............................     99.97
    (Tenneco Automotive Inc. owns 99.97%; and Atlas Vermoegensverwaltung, an unaffiliated company, owns 0.03%)
    GILLET Unternehmesverwaltungs GmbH (Germany) .....................................    100
      Heinrich Gillet GmbH & Co. KG (Germany) ........................................      0.1
        (GILLET Unternehmesverwaltungs GmbH owns 0.1% and Tenneco
        Deutschland Holdinggesellschaft mbH owns 99.9%. The subsidiaries of
        Heinrich Gillet GmbH & Co. KG are listed below.)
    Heinrich Gillet GmbH & Co. KG (Germany) ..........................................     99.9
      (Tenneco Deutschland Holdinggesellschaft mbH owns 99.9%; and
      GILLET Unternehemesverwaltungs GmbH owns 0.1%)
      ELGIRA Montagebetrieb fur Abgasanlagen Rastatt GmbH (Germany) ..................     50
        (Heinrich Gillet GmbH & Co. KG owns 50%; and an unaffiliated party owns 50%)

                             TENNECO AUTOMOTIVE INC.
                           SUBSIDIARIES AND AFFILIATES


Subsidiaries of Tenneco Automotive Inc., (Delaware)
  Subsidiaries of Tenneco Deutschland Holdinggesellschaft mbH (Germany)
    Subsidiaries of Heinrich Gillet GmbH & Co. KG (Germany)
      Exhaust Systems Technology Limited (United Kingdom) .................................    0.01%
        (Heinrich Gillet GmbH & Co. KG owns 0.01%; and Gillet Torsmaskiner
        UK Limited owns 99.99%)
      Gillet-Abgassysteme Zickau Gmbh (Germany) ...........................................  100
        Elagest AB (Sweden) .... ..........................................................   50
          (Gillet-Abgassysteme Zickau GmbH owns 50%; and an
          unaffiliated party owns 50%)
      Mastra-Gillet Industria e Comercio Ltda. (Brazil) ...................................   50
        (Heinrich Gillet GmbH & Co. KG owns 50%; and Mastra Industria e
        Comercio Ltda., an unaffiliated company, owns 50%)
      Montagewerk Abgastechnik Emden GmbH (Germany ........................................   50
        (Heinrich Gillet GmbH & Co. KG owns 50%; and an unaffiliated party owns 50%)
    Tenneco Automotive Deutschland GmbH (Germany) .........................................  100
    WALKER GILLET (Europe) GmbH (Germany) .................................................  100